M O L S O N C O O R S T O A C Q U I R E F U L L O W N E R S H I P O F M I L L E R C O O R S A N D T H E M I L L E R B R A N D FA M I LY G L O B A L LY N O V E M B E R 1 1 , 2 0 1 5 1

2 FORWARD-LOOKING STATEMENTS This presentation includes estimates or projections that constitute “forward-looking statements” within the meaning of the U.S. federal securities laws. Generally, the words “believe,” "expect,” "intend,” "anticipate,” “project,” “will,” and similar expressions identify forward-looking statements, which generally are not historic in nature. Although the Company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s historical experience, and present projections and expectations are disclosed in the Company’s filings with the Securities and Exchange Commission (“SEC”). These factors include, among others, our ability to successfully close, finance and integrate the acquisition; our ability to achieve expected tax benefits, accretion and cost synergies; our ability to obtain necessary regulatory approvals for the acquisition; impact of increased competition resulting from further consolidation of brewers, competitive pricing and product pressures; health of the beer industry and our brands in our markets; economic conditions in our markets; additional impairment charges; our ability to maintain manufacturer/distribution agreements; changes in our supply chain system; availability or increase in the cost of packaging materials; success of our joint ventures; risks relating to operations in developing and emerging markets; changes in legal and regulatory requirements, including the regulation of distribution systems; fluctuations in foreign currency exchange rates; increase in the cost of commodities used in the business; the impact of climate change and the availability and quality of water; loss or closure of a major brewery or other key facility; our ability to implement our strategic initiatives, including executing and realizing cost savings; our ability to successfully integrate newly acquired businesses; pension plan costs; failure to comply with debt covenants or deterioration in our credit rating; our ability to maintain good labor relations; our ability to maintain brand image, reputation and product quality; lack of full-control over the operations of MillerCoors and other risks discussed in our filings with the SEC, including our Annual Report on Form 10-K for the year- ended December 31, 2014, which is available from the SEC. All forward-looking statements in this press release are expressly qualified by such cautionary statements and by reference to the underlying assumptions. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise.

Unique opportunity to control 100% of strategic and attractive U.S. business, while accelerating new growth opportunities in emerging and developed beer markets globally through Miller brand ownership Acquisition improves operating efficiency and go-to-market strategy Financially compelling transaction based on valuation, operational synergies, tax benefits and anticipated debt/equity financing Effective purchase multiple of 9.2x 2014A EV/EBITDA (adjusted for net present value of expected tax benefits) Expected to meet our PACC hurdle rates and be more than 25% accretive to cash EPS in first full year of operations Transforms Molson Coors into a stronger, more efficient competitor in North America and globally Acquisition consistent with Molson Coors commitment to delivering long-term growth and Total Shareholder Returns 3 A UNIQUE AND GAME-CHANGING OPPORTUNITY FOR MOLSON COORS

TRANSACTION OVERVIEW

Transaction Summary	• Total purchase price of $12.0 billion for the remaining 58% of the MillerCoors joint venture, ownership of the Miller Brand Family globally, an estimated $2.4 billion present value of cash tax benefits, and perpetual, royalty-free U.S. rights to all imported and licensed brands • Tax benefits: Provides access to more than $250 million of anticipated cash tax benefits in each of Years 1 through 15, with an estimated $2.4 billion net present value from the asset step-up • Synergies: expected $200 million of annualized cost synergies delivered by Year 4
Valuation	• Implied headline valuation multiple of 11.5x 2014A EV/EBITDA [(1)] • Effective purchase multiple net of expected tax benefits for 9.2x ; Including tax benefits and Year 4 annualized synergies, effective purchase multiple is 7.7x
Sources of Financing	• Fully committed financing in place to complete transaction • Expect to use a combination of retained cash flow, new debt and new equity • Anticipated financing split to be 75%-80% debt and 20%-25% equity • Molson Coors committed to retaining its investment grade rating
Financial Impact	• Significant free cash flow generation, including from cost synergies, allows for quick deleveraging • Transaction is anticipated to be more than 25% accretive to cash EPS before synergies in Year 1 • Expected to meet our PACC hurdle rates in Year 1, consistent with Molson Coors' disciplined cash use
Key Conditions and Timing	• Transaction conditioned on closing of ABI/SABMiller merger and necessary regulatory approvals • Transaction expected to close in the 2nd half of 2016 • Expense reimbursement in the event that this transaction is not completed because ABI's acquisition of SABMiller is not completed

MOLSON Coors

[(1)] 2014 pro forma combined EBITDA is composed of two income streams. First, more than 90% of the pro forma EBITDA is from MillerCoors. Second, the purchase multiple includes a $70 million estimate of 2014 pro forma underlying EBITDA contributed by the Miller global business. Although this is an estimate, the Company has contractual downward price protection if the trailing 12-month EBITDA attributable to the Miller global business through the closing date is less than $70 million.

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A COMPELLING TRANSACTION

Consistent With Molson Coors' Strategic Vision	• Creates leading North American brewer with a unique portfolio of iconic brands • Strengthens presence in attractive U.S. beer market • Unlocks substantial potential of U.S. business, enhancing efficiency and go-to-market strategy in North America and globally
Iconic American Beer Brands Support Global Growth	• Combined North American business provides even stronger foundation from which to grow internationally • Acquisition of Miller brands globally allows for significant future growth in core Molson Coors markets (e.g., Canada and UK), as well as Emerging Markets
Drives Substantial Financial Benefits to Shareholders	• Attractive valuation and significant free cash flow generation, allowing for rapid deleveraging • Acquisition estimated to be more than 25% accretive to cash EPS before synergies in Year 1 and anticipated to meet PACC hurdle rates in Year 1, consistent with Molson Coors' disciplined use of cash
Seamless Integration Based on Existing Ownership	• Molson Coors has successfully operated the MillerCoors JV on a 50/50 voting basis with SABMiller since 2008 • Full visibility into MillerCoors operations, brands and people limits integration complexity • Molson Coors has strong integration track record (merger of Molson & Coors, MillerCoors JV and StarBev) and exceeding synergy targets • Clarifies and simplifies the future of MillerCoors and its brands, including Miller brands globally
Continues Strategic Evolution of Molson Coors	• Gives Molson Coors full control over future strategic path • Company well positioned to deliver growth and Total Shareholder Value over long term

MOLSON Coors

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 #2 Brewer in the U.S. with 27% market share  Includes the #2 and #4 beer brands  #1 Craft brewer in the U.S. with Tenth and Blake  #1 Craft brand in the U.S. with Blue Moon  #1 Shandy in the U.S. with Leinenkugel’s  #2 Cider with Smith & Forge  A leader in FMBs with Redd’s and Steel Reserve  Encouraging recent performance of Coors Light and Miller Lite FORTIFYING POSITION IN ATTRACTIVE U.S. MARKET 6 Portfolio Highlights Advancing Our Portfolio Strategy Select Brands P re m iu m C ra ft S pe c ia lt y Economy 31% American Light Lagers 57% Above Premium 7% Premium Regular 5% Economy 29% American Light Lagers 56% Above Premium 10% Premium Regular 5% 2012 STR Volume 2014 STR Volume E c ono m y Im por t

MILLER BRANDS — GLOBAL GROWTH OPPORTUNITY 7 Global Miller Brand Volume Breakdown Panama 18% Canada 9% Mexico 9% Paraguay 6% Argentina 6% UK 6% Australia 4% Colombia 4% South Africa 3% Other 35% ~3.2MM HL The Miller Brand Portfolio • The Miller brands globally are a profitable business built on a powerful brand family that we can leverage worldwide, including emerging markets, along with the Coors and Staropramen trademarks. • Acquisition structure (asset sale) will enable us to integrate a powerful business, seamlessly and without liabilities, into strong Molson Coors businesses in Canada, Europe, and around the world. • We gain exposure (such as in Argentina) or increase exposure (such as in Panama) to high growth markets. Opportunity for Global Expansion

THE MILLER TRADEMARK IS A TREMENDOUS ADDITION TO THE GLOBAL MOLSON COORS PORTFOLIO 8 “Quality, Uncompromising and Unchanging” Frederick J Miller

9 MILLER ADVANCES OUR GLOBAL BRAND PORTFOLIO Allows Molson Coors to devote resources to brands with the greatest growth potential globally Global Priority Brands National Champions High-Growth Craft Portfolio

Pro Forma (100% MillerCoors, Miller Global) U.S. 48% Canada 31% Europe 21% U.S. 67% Canada 18% Europe 12% Miller Global 3% 2014 Revenue $7.44 billion $12.18 billion (2) GREATER EXPOSURE TO THE HIGHLY ATTRACTIVE U.S. BEER MARKET 10 Op e ra ting In c om e Bre a k do w n Net S a le s Bre a k do w n Today (42% MillerCoors) Source: Company Filings. Notes: 1 Totals include MCI and Corporate, which had negative underlying operating income of ($13 million) and ($105 million), respectively. 2 Includes estimated Miller Global results, including underlying operating income of $70 million. 2014 Underlying Operating Income $1.04 billion (1) $1.90 billion (1,2) Margin (%) 14.0% 15.6% Chart and percentages exclude MCI and Corporate due to negative operating income Chart and percentages exclude MCI and Corporate due to negative operating income. Also excludes estimated $200mm of synergies U.S. 64% Canada 15% Europe 18% Miller Global 2% MCI 1% U.S. 44% Canada 24% Europe 30% MCI 2% Plus: Expected $200 million of annualized cost synergies delivered by Year 4

PROVEN TRACK RECORD OF ACHIEVING SIGNIFICANT COST REDUCTIONS 11 Over $1.3 billion of cost savings delivered since the formation of Molson Coors $81 $185 $331 $442 $657 $851 $958 $1,078 $1,195 $1,333 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Cumulative Annualized Cost Savings Since 2005 ($millions) (1) (1) Includes 42% of MillerCoors cost savings; data can be found in historical Form 10-Ks • Opportunity for Molson Coors to continue driving cost savings in line with long track record of achieving significant cost reductions • Base case projection of $200 million annualized synergies delivered by Year 4 • Driven by high-probability savings from: • Procurement • North American Supply Chain • Shared Services Synergy Potential

12 FINANCIALLY ATTRACTIVE TRANSACTION • Maintain strong balance sheet, excellent liquidity; increased free cash flow potential • Disciplined cash management and capital allocation, including using PACC model • Fast debt pay-down, consistent with strong track record of exceeding deleverage goals Earnings Ratings Impact Return on Capital Balance Sheet Impact • Forecasted to be 25%+ accretive to cash earnings in first full-year of operations • Committed to maintaining investment grade ratings • Superior returns – compelling use of capital • Expected to meet our PACC hurdle rates in Year 1 Capital Allocation • Leverage ratio: Drive to pre-transaction levels as quickly as possible • Maintain current dividend per share as we delever (and suspend payout ratio) • We will revisit revised dividend policy once delevering is well underway • Suspend share repurchase program to facilitate delevering

INTEGRATION AND OPERATIONAL STRATEGY 13 • Leverage significant synergy potential across entire North American supply chain, shared services activities and global procurement • No change to existing portfolio of MillerCoors joint venture, but greater resources to invest in brands • All current brands will be retained • Transaction includes perpetual U.S. rights to all imported and licensed brands (e.g. Redd’s, Peroni, Pilsner Urquell, Grolsch) • Synergies allow selective additional investments in brands to drive consumer choice • Combined company will have enhanced ability to build strong global brands and capitalize on global footprint of Miller brands within the Molson Coors system • Powerful brand portfolio with classic American brands to execute in all of the different segments – craft, above premium and cider • Molson Coors’ intimate knowledge of MillerCoors’ people, brands and strategy mitigates integration complexity relative to other acquisitions • Implement best practices from Molson Coors and MillerCoors to enable the best processes and systems across the enterprise Continued disciplined, PACC-driven review process to evaluate cash use decisions

14 TRANSACTION DELIVERS GROWTH & TOTAL SHAREHOLDER VALUE • Investing behind core brands • Driving share in above premium in the U.S. and select global markets • Cross-border exchange of value- added innovation, commercial excellence Drives: • Tax benefits • Cost reductions • Working capital improvements • Free Cash Flow generation • Meets our PACC hurdle rates and earnings accretion targets in Year 1 • Disciplined cash use delivers shareholder value PROFIT AFTER CAPITAL CHARGE (TSR) TOTAL SHAREHOLDER RETURN BRAND-LED PROFIT GROWTH CASH AND CAPITAL ALLOCATION CASH GENERATION

Unique opportunity to control 100% of strategic and attractive U.S. business, while accelerating new growth opportunities in emerging and developed beer markets globally through Miller brand ownership Acquisition improves operating efficiency and go-to-market strategy Financially compelling transaction based on valuation, operational synergies, tax benefits and anticipated debt/equity financing Effective purchase multiple of 9.2x 2014A EV/EBITDA (adjusted for net present value of expected tax benefits) Expected to meet our PACC hurdle rates and be more than 25% accretive to cash EPS in first full year of operations Transforms Molson Coors into a stronger, more efficient competitor in North America and globally Acquisition consistent with Molson Coors commitment to delivering long-term growth and Total Shareholder Returns 15 A UNIQUE AND GAME-CHANGING OPPORTUNITY FOR MOLSON COORS

M O L S O N C O O R S T O A C Q U I R E F U L L O W N E R S H I P O F M I L L E R C O O R S A N D T H E M I L L E R B R A N D FA M I LY G L O B A L LY N O V E M B E R 1 1 , 2 0 1 5 16